EXHIBIT 10(H) Lease dated March 31, 1994 between Seagull Associates Inc. and Compuflight, Inc., as amended, with respect to Port Washington, New York premises


                        STANDARD FORM OF OFFICE LEASE
                    The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this (   day of March 1994 between
SEAGULL ASSOCIATES, a partnership with offices at 80 Davids Drive, Hauppauge, New York 11788 party of the first part, hereinafter referred to as OWNER and COMPUFLIGHT, INC., 48 Harbor Park Drive, Port Washington, New York 11050 party of the second part, hereinafter referred to as TENANT,

Witnesseth:    Owner hereby leases to Tenant and Tenant hereby hires from Owner a portion of the third floor (the "Premises") see attached floor plan (2,689
RSF) in the building known as 99 Seaview Boulevard, Port Washington, New York 11050 for the term of three (3) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of May nineteen hundred and ninety four, and to end on the 30th of April nineteen hundred and ninety seven both dates inclusive, at an annual rental rate of forty three thousand two hundred ($43, 200.00) (3, 600.00 per month). The annual rent shall be increased by five (5%) per annum for each lease year commencing May 1, 1995 (see paragraph # 69) which tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner may designate, with out any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment (s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributes, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent
          1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy

          2. Tenant shall use and occupy demised premises for executive and administrative offices and for other purpose.

Tenant Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent, Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines in or to the interior of the demised premises by using contractors or mechanics first approved by Owner, Tenant shall, before making any alterations, additions, Installations or Improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filled against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same be discharges by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and have to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be constructed to give Owner title to or to prevent Tenant's removal of trade, fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance

     4. Tenant shall , throughout the term of this lease, take and good care of the demised premises and the fixtures and repairs appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring, structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage tot the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and tot he demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical and ventilation systems (to the extent such systems presently exist) servicing the demised premises. Tenant agrees to give prompt notice to any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof, it is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease, Tenant agrees that Tenant's sole remedy at law in such instance will be by the way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in
Article 9 hereof.

Window Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or of the Rules of the Board or body having or asserting jurisdiction

Requirements of Law, Fire Insurance, Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole and expense, shall promptly comply with all present and future laws, orders and governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (Including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties, and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided dame is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not de or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quality so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy, Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and positions of all safes, business machines and mechanical equipment. Such in installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This cause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property-Loss, Damage, Reimbursement, Indemnity:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.

In at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own act's, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees or licenses, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licenses, Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or license of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be appointed from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and the thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such gate shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as reasonably possible, all of Tenant's salvageable and moveable equipment, furniture, and other property, Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasers' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof within respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment, Mortgage, Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease is assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be constructed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

     12. Rates and conditions in respect to sub metering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's option, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and trough the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction one shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner, may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

     14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license , and if any such license be revoked, or if the amount of such space or area be diminished by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Ant tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is. If any, In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpected portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relate by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination , an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenant of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under $235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fall to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commences during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise , and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institutes legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys, fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the demised permission good order or preparing the same re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be constructed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any of this lease, then, unless otherwise provided elsewhere in this lease,

Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor, if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.


Building Alterations and Management:

     20. Owner shall have the right at any time without the same consulting an eviction and without in incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, under tenant or occupants or if the demised premises are located in an building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall not be impaired under such circumstances, nor shall the same be constructed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counter claim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment of fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

     28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at ant of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

     29. As long as Tenant is not in default under any of the covenants of this lease, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law , on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water of any other purposes or in unusual qualities (of which fact Owner shall be the sole judge). Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning services for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant.(e) If the demised premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service. (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and upon ten days written notice to Tenant, proceed with alterations necessary thereof without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

     30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

     31. The term "office", or "offices", wherever used in this lease, shall not be constructed to mean premises used as a sore or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and constructed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lease of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specified hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation -Shoring:

     32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after giving of notice thereof. Nothing in this lease contained shall be constructed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:

     34. Tenant has deposited with Owner the sum of $ 3,600.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall there upon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumber, attempted assignment or attempted encumbrance.

Estoppel Certificate

     35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and if so, specifying each such default.

Successors and Assigns:

     36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

* Throughout the Lease notices requiring 3 days will be increased to 5 days, notices requiring 5 days will be increased to 10 days.

*    Not responsible for existing or latent defects.

Lease continued on Rider to Lease attached hereto containing Paragraphs 37-.

                              SEAGULL ASSOCIATES
                              PAUL SCHMERGEL & SONS
Witness for Owner:

 ............................................................
 ...............................................             John P. Schmergel

 ............................................................[L.S.]
Witness for Tenant:                COMPUFLIGHT, INC.

 ............................................................
 ..............................................

 ............................................................[L.S.]
                              Russell K. Thal, President

RIDER TO LEASE DATED ,March 31, 1994 BETWEEN SEAGULL ASSOCIATES AS OWNER, AND COMPUFLIGHT, INC. AS TENANT, COVERING SPACE AT 99 SEAVIEW BOULEVARD, PORT WASHINGTON, NEW YORK

     37. In the event of a conflict between the terms of the printed portion of this Lease, and the terms of this Rider, the terms of this Rider shall prevail.

     38. A. Subject to the provisions of Paragraph 12, Owner will redistribute or furnish to Tenant the electric energy which Tenant shall require for the use of Tenant in the Premises on a so-called "rent inclusion" basis, and there shall be no charge to Tenant therefor by way of measuring the same on any meter or otherwise, the total charge for electric current being included in the Fixed Rent set forth in the "WITNESSETH" paragraph of this Lease.

     B. Tenant's use of electric current in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. Tenant shall not make or perform, or permit the making or performing of, any alterations to wiring installations or other electrical facilities in or serving the Premises or any additions to the machines, equipment and other appliances in the Premises without the prior written consent of Owner in each instance. Should Owner grant any such consent, all additional risers or other equipment required therefor shall be installed by Owner and the cost thereof shall be paid by Tenant, upon Owner's fifteen
(15) day notice, as additional rent. As a condition to granting any such consent, Owner may require that Tenant shall agree to an increase in the annual rent payable hereunder by an amount which will reflect the vague to Tenant of the additional service to be furnished by Owner, that is, the potential additional electric current to be made available to Tenant.

     39. Owner shall provide parking spaces in the Building's parking area for the use of Tenant, at no additional charge to Tenant. Tenant shall be entitled to ten (10) parking spaces provided by Owner for the Building's tenants, which spaces may be used by Tenant and Tenant's employees and visitors, for the parking of automobiles only, on a non-exclusive, "first come-first served" basis with the other tenants of the Building and their employees and visitors. The parking area, driveways, walkways and any other common areas shall be unattended and subject to Rules and Regulations to be promulgated by Owner from time to time. Use of the parking area shall be at the risk solely of the individual vehicle owners and users, and Owner shall not be liable for death or
injury to persons in connection with any use of the parking area,   nor for any
loss or damage, by theft, collision, casualty or otherwise, to any vehicle or its contents unless solely due to Landlord negligence.

     40. For the purpose of this Lease:

     The term "lease year" shall mean the l2-month period commencing on the first day of the term of this Lease, and each successive l2-month period commencing on the anniversary of the first day of the term of this Lease, except that the final lease year shall be the period, of whatever duration, commencing on the last such anniversary prior to the expiration or earlier termination of the term of this Lease and ending upon the date of such expiration or termination.

     41. A. For the purpose of this Article:

     (1) The term "Taxes" shall mean the Town of North Hempstead General Tax Levy, The Nassau County School Tax Levy and charges for sewer services;

     (2) "Base Taxes" shall be the Taxes due and payable by the Owner for the calendar year 1993 for General Tax and 1993/94 for School Tax.

     (3) "Tax Year" shall mean each calendar year or part thereof during the term of this Lease.

     B. Except as hereinafter provided, if Taxes attributable to the Premises for any Tax Year exceed Base Taxes, the annual rent payable under this Lease shall be increased by an amount ("Tax Escalation") equal to the amount by which the Taxes attributable to the Premises for such Tax year are greater than the Base Tax.

     C. After the expiration of each Tax Year, Owner shall submit to Tenant a written statement (the "Tax Statement") setting forth (i) Taxes for such year, and (ii) a computation of Tax Escalation for such Tax Year and Tenant shall pay such Tax Escalation to Owner within ten (10) days after Owner submits such Tax Statement. Thereafter, until the furnishing of the next Tax Statement, each monthly installment of annual rent hereunder shall be increased by an amount equal to one-twelfth (1/12th) of Tax Escalation for the preceding Tax year, as an estimated monthly payment of Tax Escalation. Upon the furnishing by

Owner of the next Tax Statement, the actual Tax Escalation shall be determined for that Statement's Tax Year, and (a) any underpayments for said Tax year shall be immediately payable by Tenant to Owner, and (b) any overpayments for said Tax year shall be allowed as a credit to Tenant against the next rental payment(s) due hereunder. Any delay by Owner in submitting a Tax Statement shall not constitute a waiver by Owner of any of its rights under this Article.

     If the last year hereunder shall be less than twelve (1) months, the amount of Tenants obligation for Tax Escalation for such lease year shall be appropriately prorated. Tenant's obligation to pay Tax Escalation for the last (or any earlier) lease year hereunder, shall survive the expiration or earlier termination of this Lease.

     42. Intentionally omitted.

     43. Intentionally omitted.

     44. Owner reserves the privilege of stopping the service of heat, elevator or other service systems at such times as may be necessary by reason of accident, repairs, alterations or improvements desirable or necessary to be made, until such time as said repairs, alterations or improvements shall have been completed. Further, Owner shall not be liable for any failure to supply heat, elevator, electric current or other service in the Building, due to strikes, accidents or causes beyond the control of Owner.

     45. Tenant agrees to carry, at the expense solely of Tenant, general public liability insurance With a combined single limit of not less than $2,000,000 per occurrence with respect to death, personal injury and property damage. In the policies for all such insurance Owner shall be named jointly With Tenant as the insured as its interest may appear. In the event that Tenant elects to carry any other type or any further amount of public liability insurance or insurance against risks in which Owner is directly concerned, Tenant agrees that policies for any such insurance shall be written in the joint names of Tenant and Owner so that Owner will be protected as its interest may appear. In addition, Tenant agrees to indemnify and hold harmless Owner from any and all claims, loss, liability, damage and expense (including without limitation reasonable legal fees) that may arise by reason of this Lease or of Tenant's occupancy or use of the Premises.

     A certificate or a copy of the policies indicating the above mentioned insurance coverage, together with proof of payment of all currently-due premiums therefor, is to be delivered to Owner prior to the commencement of this Lease, and same shall be kept current throughout the term hereof; in furtherance thereof, Tenant shall deliver to Owner evidence of renewal of all such policies (together with such proof of payment) at least fifteen (15) days prior to their respective expiration dates. If Owner at any time determines that higher limits of insurance coverage and/or other types of insurance are then being required of their tenants by prudent Owners of buildings in the area similar to the Building, Tenant shall promptly obtain such coverage, at the expense solely of Tenant, upon the instructions of Owner, and such coverage shall otherwise conform to the requirements of this Article.

     46. Owner shall have the same remedies against Tenant for any failure by Tenant to make any required payment under this Lease as Owner has under this Lease for any failure by Tenant to pay rent. All of the aforesaid required payments shall be deemed to be additional rent hereunder.

     47. The parties acknowledge that Schmergel Enterprises Corp. was the sole broker involved in this Lease, and that any compensation of such broker in connection herewith shall be made by Owner pursuant to a separate agreement between Owner and such broker. Each of the parties indemnifies the other against all claims, loss, liability and expense (including without limitation reasonable legal fees) in connection with demands for brokerage commissions or other compensation by any other broker, purported broker or salesperson with whom the indemnitor has dealt.

     48. If Tenant fails to make any payment (or portion thereof) hereunder by its due date, and if such failure is not fully remedied within ten days after such due date, interest shall accrue at a 18% per annum rate. Said late charge shall be deemed additional rent. All such late charges for overdue amounts shall be payable by Tenant, as soon as they accrue.

     49. If Owner, by reason of the failure of Tenant to keep, observe, or perform any one or more of the covenants, agreements or conditions in this lease contained, pays any sum of money, or does any act which requires the payment of money, or if Owner incurs any expense including reasonable attorney's fees in instituting, prosecuting, or defending any action or proceeding instituted by reason of any default of Tenant hereunder, then the sum or sums so paid or required to be paid together with all interest, costs, and damages shall be deemed to be and shall constitute additional rent hereunder, and shall be collectible in the same manner and with the same remedies as if they had been rents originally reserved herein, and shall be due from and payable by Tenant to Owner on the first day of the month or fifteen
(15) days after notification following the incurring of such respective expenses or payments.

     50. Tenant shall from time to time, within ten days after Owner's request therefor in each instance, execute, acknowledge and deliver to Owner a certificate (a) identifying this Lease and any amendments or modifications hereto, and (b) stating (i) whether or not Tenant has accepted possession of the Premises, (ii) the amount of rent then payable hereunder, including the types and amounts of all escalations included therein, (iii) the respective dates through which rent and the various escalations have been paid, (iv) that this Lease is in full force and effect and that this Lease is unmodified except as may be noted under item (a) above, (v) that there exists no default (or other fact which, with one or both of the passage of time or the giving of notice' would constitute a default) under this Lease, or, if Tenant claims any such defaults exist, specifying the nature and extent thereof, (vi) any claim by Tenant concerning incomplete Owner work at the Premises, and (vii) such other information as Owner may request. If

Tenant fails to deliver any such certificate within the said ten days, any purchaser, lender or other party interested in the information to be contained therein shall be entitled to rely on a certificate given by Owner or Owner's agent with respect to such information.

     51. This Lease shall not be binding on Owner unless and until it is executed and delivered by Owner.

     52. A. The ground and underlying leases and mortgages referred to in
Article 7, to which this Lease is subject and subordinate, are hereinafter sometimes called "superior leases" and "superior mortgages," respectively' and the lessor of a superior lease or its successor in interest at the time referred to is hereinafter sometimes called the "lessor" of such superior lease. No pre-payment of more than one month's fixed rent shall be valid or binding upon the holder of a superior mortgage or the lessor of a superior lease unless expressly approved in writing by such holder or lessor or any of its predecessors in interest.

     B. In the event of any act or omission of Owner which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or claim a partial or total eviction, Tenant shall not exercise such right (1) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing, and (2) unless such act or omission shall be one which is not capable of being remedied by Owner or such mortgage holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Owner would be entitled under this Lease or otherwise, after similar notice, to effect such remedy) , provided such holder or lessor shall with due diligence give Tenant written notice of intention to, and commence and continue, to remedy such act or omission.

     C. If the lessor of a superior lease or the holder of a superior mortgage shall succeed to Owner's estate in the Building or the rights of Owner under this Lease, whether through possession or foreclosure action or delivery of a new lease or a deed or otherwise, then at the election of such party so succeeding to Owner's rights wherein sometimes called "successor owner"), Tenant shall attorn to and recognize such successor owner as Tenant's owner under this Lease, and shall promptly execute and deliver any instrument that such successor owner may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints such successor owner Tenant's attorney-in-fact to execute and deliver such instrument for and on behalf of Tenant. Tenant hereby waives any right Tenant may have under any present or future law to terminate this Lease or surrender the Premises by reason of the institution of any proceeding to terminate a superior lease or action to foreclose a superior mortgage and this Lease shall not be affected by any such proceeding or action unless and until the lessor of the superior lease, or holder of the superior mortgage, elects in such proceeding or action to terminate this Lease.

     D. If in connection with the procurement, continuation or renewal of any financing for which the Land and/or the Building or the interest of the lessee therein under a superior lease represents collateral in whole or in part, an institutional lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not withhold its consent thereto provided that such modifications do not increase the rents payable or materially increase any of Tenant's other obligations under this Lease or materially and adversely affect any rights of Tenant under this Lease.

     53. Tenant shall look only to Owner's estate and interest in the Land and the Building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Owner in the event of any default by Owner under this Lease, and no other property or assets of Owner (or any of the partners that comprise Owner) shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of owner and tenant hereunder or Tenant's use and occupancy of the Premises.

     54. Tenant acknowledges that Owner is not performing any work in the Premises and Tenant warrants and represents that it has inspected the Premises and accepts them as is.

     55. Intentionally omitted.

     56. Owner shall have the right at any time to name and change the name of the Building and to change the designated address of the Building. The Building may be named after any person, firm or otherwise, whether or not such name is, or resembles, the name of a tenant of the Building.

     57. A. At any time subsequent to the Owner's performance of the Initial Installations, if Owner should consent to any changes proposed to be made by Tenant ("Tenant's changes") at the Premises, such Tenant's Changes shall be performed in compliance with all applicable requirements of insurance bodies having jurisdiction, and in such manner as not to interfere with, delay or impose any additional expense upon Owner in the construction, maintenance or operation of the Building, and so as to maintain harmonious labor relations in the Building. Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by the municipal building department or any other public authority having or asserting jurisdiction. Owner's consent may be conditioned upon Tenant furnishing to Owner such security and insurance as Owner may require to protect Owner against any loss or liability arising from Tenant's Changes.

     B. Tenant shall reimburse Owner, fifteen (15) days after, for its reasonable out-of-pocket costs and expenses relating to its evaluation of Tenant's request for consent to Tenant changes, including reasonable charges for architectural, engineering, legal and administrative services incurred in connection therewith.

     C. Tenant shall make all repairs to the Premises and the fixtures and appurtenances therein as may be required by reason of one or more of (1) the making and existence of Tenant's changes in the Premises, (2) the use, operation and/or movement of Tenant's property in and out of and within the Premises, and (3) the misuse or neglect of Tenant or any of its employees, agents, licenses, invitees or contractors.

     58. Tenant shall (i) keep the Premises free of all hazardous substances including, without limitation, all pollutants, dangerous substances, toxic substances, hazardous wastes and hazardous substances as defined or set forth in or pursuant to or covered by the Resource conservation and Recovery Act (42 U.S.C. Section 9601, et seq.) as amended ("RCRA") , the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 6901, et seq.) as amended ("CERCLA") , or any other federal, state or local environmental law, ordinance, rule or regulation (collectively, the "Hazardous Substances") , (ii) keep the Premises in full compliance with all other provisions of federal, state and local environmental and health laws, ordinances, rules or regulations including, without limitation, RCRA and CERCLA (the "Environmental Law") , and (iii) pay all costs and expenses incurred in connection with the removal of the Hazardous Substances from the Premises and/or compliance with the Environmental Law. Tenant shall indemnify, defend and hold Owner, its successors and assigns harmless from and against any and all liability, reasonable cost and expense, including, without limitation, attorneys fees and disbursements, which Owner may incur arising out of, caused by, relating to or resulting from the presence of Hazardous Substances at the Premises from and after the date of the Lease or Tenant's failure to comply with its obligations hereunder including' without limitation, any and all personal injury claims caused by or arising out of or with respect to the presence of Hazardous Substances at the Premises. Notwithstanding anything contained in the lease to the contrary, Tenant shall remain liable for the performance of its obligations as set forth in this Article 58.

     59. If a structural alteration or major mechanical alteration of the Premises shall be required by law or public authority which Tenant is not obligated to make pursuant to Article 6, Owner shall have the option of making such alteration at its expense or terminating this Lease on at least thirty days notice to Tenant to such effect. However, such notice of termination shall become ineffective if, within fifteen days after receipt of such notice, Tenant shall notify Owner that Tenant will make such alteration. Thereupon, Tenant shall become obligated to and shall make such alteration at its expense and with due diligence and speed as a Tenant's change.

     60. A. A year-round variable volume air conditioning system capable of maintaining an average temperature of 78 F (plus or minus 2 ) and an average relative humidity of 50% when outside conditions are 95 DB, 76 F WB, shall be furnished and installed. Maintained temperatures shall be as above unless otherwise required by law or governmental guideline. All heating will be provided from perimeter baseboard radiation with the heat output controlled by inside air temperature to maintain average inside air temperature conditions of 70 F (plus or minus 2 F) when outside air temperature is 10 F or more. Said temperatures subject to change as required by law or governmental guideline. The proper performance of the heating, ventilating and air-conditioning (HVAC) system serving the Premises is based upon a maximum density of one person per 140 net usable square feet, a maximum electric heat gain of 4 watts per net usable square foot and a supply of 0.10 CFM of fresh air per net usable square foot. Owner shall not be responsible for the proper performance of such HVAC system if the Premises (or any room or area thereof) shall be subjected to a greater population density or a greater heat gain than above specified, if the partitioning in the Premises shall be rearranged in such manner as to interfere with the normal operations of the HVAC system in the Premises, if the windows and the public corridor entrance doors of the Premises shall not be kept closed, or if the blinds shall not be lowered in windows of the Premises when exposed to the sun. Owner shall have free and unrestricted access to all HVAC equipment located in or accessible through the Premises. B. If Tenant shall require HVAC service at any time other than between 8:00 A.M. and 6:00 P.M. on a business day or between 9:00 A.M. and 1:00 P.M. on Saturday, Owner shall furnish such service (herein called "after hours air-conditioning service") upon reasonable advance notice from Tenant and Tenant shall pay Owner's then established charges therefor on Owner's demand. Such charges shall not exceed 125% of Owner's actual cost of labor, utilities and supplies used in providing such after hours air-conditioning service. If any of the other tenants of the Building in the same air conditioning zone shall receive after hours air-conditioning service, pursuant to Owner's obligation to provide the same to them (whether for a similar charge or without separate charge) at the same time as Tenant, only a portion of such labor and utilities costs as shall be incurred for such common service, in the ratio of the rentable area of the Premises and the premises of such other tenants so served, shall be included in the costs upon which the charge to Tenant is based. Otherwise, no adjustment in the charge to Tenant shall be made for other tenants' use of their premises when after hours air-conditioning service is being provided to the Premises at Tenant's request.

     61. Tenant agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the Building, for accountability for any security deposit required by Owner hereunder, unless said sums have actually been received by said mortgagee as security for Tenant's performance of this Lease.

     62. Intentionally omitted.

     63. In the event the Tenant does not vacate the Premises upon the expiration date of this Lease, or upon the expiration of any renewal option, then in that event or events, the Tenant shall remain as month to month Tenant at a monthly rental of 125% of the monthly annual and additional rent payable in the last month of the then current term. The acceptance by the Owner of such rental after termination of this Lease shall not be construed as consent of continued occupancy.

     64. Tenant represents that on the date hereof Tenant (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the fully power and authority to enter into and perform its obligations under this Lease and (c) has taken all actions and obtained all consents and approvals required pursuant to Tenant's certificate of Incorporation and by-laws in connection with this Lease. The execution and delivery of this Lease and the consummation of the transactions contemplated hereby will not violate or constitute a breach of or a default under any agreement or instrument to which Tenant is a party or by which it is or may be bound and such execution, delivery and consummation does not violate any law, order or regulation of any governmental authority having jurisdiction over Tenant.

     65. Tenant shall not bring or permit to be brought or kept in or on the Premises, any coin vending machines.

     66. Owner shall furnish and install all lighting tubes, lamps, bulbs and ballasts used in the Premises, and Tenant agrees to purchase same, from the Owner, and shall pay Owner's reasonable charges therefor and the installation thereof on demand, as additional rent.

     67. Tenant, at Tenant's sole cost and expense, shall have the right to install a sign with Tenant's name on the entrance door of the Tenant's Premises. All signs are subject to Owner's approval, which approval shall not be unreasonably withheld.

     68. Tenant shall be entitled to two (2) listings on the Building's directory. Owner shall install the initial listing, at Owner's cost, upon request by Tenant.

     69. Either Tenant or Owner may terminate the lease at any time after October 31, 1994 upon giving thirty (30) days prior written notice (the "Termination Notice") to the other party and upon the giving of the Termination Notice by either party the term of this Lease shall automatically expire on the last day of the month which succeeds the month in which the Termination Notice was given. The Termination Notice, once given, shall be nonrevocable.

SEAGULL ASSOCIATES
PAUL SCHERGEL & SONS


John P. Schmergel

COMPUFLIGHT, INC.

Russell K. Thal
President

FIRST AMENDMENT OF LEASE made this 7 day of October, 1994, between SEAGULL ASSOCIATES, a partnership, with offices at 80 Davids Drive, Hauppauge, New York 11788 (hereinafter referred to as "Owner") and COMPUFLIGHT, INC., a corporation, with offices at 99 Seaview Boulevard, Port Washington, New York 11050 (hereinafter referred to as "Tenant").

WHEREAS, the parties hereto are parties to a lease made as of the 31st day of March, 1994, with reference to space on the third floor of the building known as 99 Seaview Boulevard, Port Washington, New York; and WHEREAS, the parties are desirous of amending said lease.

NOW, THEREFORE, it is mutually agreed as follows:

1. The term of the lease shall expire on December 31, 1995 in place and instead of April 30, 1997.

2. The rental as set forth on the first page of the lease shall be amended so that for the period commencing January 1, 1995 and terminating December 31, 1995, the monthly rental shall be $4,000.00 in place and instead of the rental as set forth in the lease.

3.   Paragraph 69 of the lease is deleted in its entirety.

4. In all other respects the parties ratify and affirm the lease made as of March 31, 1994.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Lease under seals the day and year first above written.


                              SEAGULL ASSOCIATES


                              By:
                                 -----------------------


                              COMPUFLIGHT, INC.


                              By:
                                 -----------------------

SECOND AMENDMENT OF LEASE made as of this 22 day of November, 1995, between SEAGULL ASSOCIATES, a partnership, with offices at 80 Davids Drive, Hauppauge, NEW York 11788 (hereinafter referred to as "Owner") and COMPUFLIGHT, INC., a corporation, having its principal place of business at 99 Seaview Boulevard, Port Washington, New York 11050 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

WHEREAS, the parties hereto are parties to a Lease made as of the 31st day of March, 1994, as amended the 7th day of October, 1994, with reference to space in the building known as 99 Seaview Boulevard, Port Washington, New York; (the "Lease") and

WHEREAS, the parties are desirous of further amending the said Lease;

NOW, THEREFORE, it is mutually agreed as follows:

1. The term of the lease shall be extended for three (3) years commencing January 1, 1996, and terminating December 31, 1998;

2. During the first year of the extended term the monthly rental shall be $4,160.00; during the second year of the extended term the monthly rental shall be $4,326.40; during the third year of the extended term the monthly rental shall be $4,499.46;

3. Landlord, shall recarpet the Premises. Tenant shall be responsible for moving all furniture with the assistance of Seagull's maintenance staff so as to make the area accessible to recarpeting. Tenant agrees to pay to Landlord one half the cost of the furnishing and installing said carpet.

4. In all other respects the parties ratify and affirm the Lease made as of the 31st day of March, 1994 as amended the 7th day of October, 1994.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment of Lease under seal the day and year first above written.



                              SEAGULL ASSOCIATES


                              By:
                                 -----------------------


                              COMPUFLIGHT, INC.


                              By:
                                 -----------------------